Exhibit 1
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                                    AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Anicom, Inc.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         Executed this 2nd day of June, 1997.

                                        /s/ Edward L. Cahill
                                        ----------------------------------------
                                        Edward L. Cahill

                                        /s/ David L. Warnock
                                        ----------------------------------------
                                        David L. Warnock

                                        CAHILL, WARNOCK STRATEGIC
                                        PARTNERS FUND, L.P.

                                        By:  Cahill, Warnock Strategic Partners,
                                             L.P., its Sole General Partner

                                        By: /s/ Edward L. Cahill
                                            ------------------------------------
                                            Edward L. Cahill, General Partner

                                        By: /s/ David L. Warnock
                                            ------------------------------------
                                            David L. Warnock, General Partner

                                        CAHILL, WARNOCK STRATEGIC
                                        PARTNERS, L.P.

                                        By: /s/ Edward L. Cahill
                                            ------------------------------------
                                            Edward L. Cahill, General Partner

                                        By: /s/ David L. Warnock
                                            ------------------------------------
                                            David L. Warnock, General Partner






                                        STRATEGIC ASSOCIATES, L.P.

                                        By: Cahill, Warnock & Co., LLC, its
                                            sole General Partner

                                        By: /s/ Edward L. Cahill
                                           ---------------------------------
                                            Edward L. Cahill, Member

                                        By: /s/ David L. Warnock
                                           ---------------------------------
                                            David L. Warnock, Member

                                        CAHILL, WARNOCK & CO., LLC

                                        By: /s/ Edward L. Cahill
                                           ---------------------------------
                                            Edward L. Cahill, Member

                                        By: /s/ David L. Warnock
                                           ---------------------------------
                                            David L. Warnock, Member